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                                                                     EXHIBIT 4.1



 COMMON STOCK  COMMON STOCK

 WF

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                                                      DELPHAX TECHNOLOGIES INC.

                                        INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA



 See Reverse For                                                                                          CUSIP 24712X 10 6
Certain Definitions



       THIS CERTIFIES THAT is the owner of FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $0.10 PER
SHARE, OF

                                           -----------                         -----------

                                                       ___________ DELPHAX TECHNOLOGIES INC. ___________



transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

    WITNESS the facsimile signatures of its duly authorized officers.

Dated:



                                 SECRETARY                                                                                 PRESIDENT

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COUNTERSIGNED AND REGISTERED:

WELLS FARGO BANK MINNESOTA, N.A.

TRANSFER AGENT AND REGISTRAR

BY

                    AUTHORIZED SIGNATURE

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         This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Delphax Technologies Inc. (the "Company") and Wells Fargo Bank Minnesota, N.A. dated as of March 22, 2002 (the "Rights Agreement"), the terms of which (including restrictions on the transfer of such Rights) are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor from such holder. Under certain circumstances, as set forth in the Rights Agreement, Rights that are or were beneficially owned by an Acquiring Person or any Associate or Affiliate thereof (as such terms are defined in the Rights Agreement) may become null and void.

         The Company is authorized to issue shares of more than one class or series. The Board of Directors of the Company has the authority to determine the relative rights and preferences of each such class or series. The Company will furnish to any shareholder, upon request made to the transfer agent and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of any such class or series so far as they have been determined by the Board of Directors.

             The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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TEN COM         -- as tenants in common                       UNIF GIFT MIN ACT--                        Custodian
TEN ENT         -- as tenants by the entireties                                                         (Cust) (Minor)
JT TEN          --    as joint tenants with right of                                         under Uniform Transfers to Minors
                survivorship and not as tenants                                                             Act
                in common                                                                                   (State)

               Additional abbreviations may also be used though not in the above list.

                                                                        FOR VALUE RECEIVED     HEREBY SELL, ASSIGN AND TRANSFER UNTO
                                                                                          ----


  PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


                                                                                                ------------------------------------



                                       PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

                                                                                                                  ------------------

                                                                                                                  ------------------
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               SHARES
--------------
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE,
AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
                        ATTORNEY
-------------------- TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED
CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
         --------------------------------------

                                                          ----------------------

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEED BY: